UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2008

WESTWOOD ONE, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-14691	95-3980449
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 West 57th Street, 5th Floor New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 641-2000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

The information in Item 5.02(e) of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Section 5 Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Effective as of October 30, 2008, Westwood One, Inc. (the “Company” or “Westwood”) and Thomas F.X. Beusse entered into a Separation Agreement. Until his resignation on October 20, 2008, Mr. Beusse served as Chief Executive Officer and President of Westwood pursuant to the terms of an Employment Agreement effective as of January 8, 2008 (the “Employment Agreement”). Mr. Beusse also resigned as a director of the Company on October 20, 2008.

The Separation Agreement is consistent with the terms of Mr. Beusse’s Employment Agreement. The Separation Agreement provides for a waiver and general release of all claims against the Company by Mr. Beusse and the payment of the Company’s obligations under the Employment Agreement. The Separation Agreement further provides that, as contemplated by the Employment Agreement, in exchange for entering into the Separation Agreement the Company will provide Mr. Beusse with aggregate cash payments over a two-year period equal to $2.2 million, which presents two times the sum of: (x) Mr. Beusse’s base salary of $700,000 plus (y) $250,000, as well as a minimum guaranteed bonus for 2008 of $300,000 less applicable withholdings. In addition, to the extent Mr. Beusse qualifies for, complies with and otherwise remains eligible for continuation of his health insurance benefits under COBRA, Mr. Beusse shall pay the COBRA premiums at the active employee rate only for 18 months. As part of the Separation Agreement, Mr. Beusse shall remain subject to the terms of the non-competition and non-solicitation provisions of his Employment Agreement for a period of two years (i.e., through October 20, 2010). A copy of the Company’s employment agreement with Mr. Beusse was previously filed with the SEC as Exhibit 10.2 to the Company’s Form 8-K dated January 8, 2008. The foregoing description of Mr. Beusse’s Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text thereof, a copy of which is attached hereto as Exhibit 10.1, and the terms of which are incorporated by reference herein in their entirety.

Section 9 Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following is a list of the exhibits filed as a part of this Form 8-K:

Exhibit No.	Description of Exhibit

10.1	Separation Agreement, dated as of October 30, 2008, by and between the Company and Thomas F.X. Beusse.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTWOOD ONE, INC.
Date: November 5, 2008	By:	/s/ David Hillman
		Name:	David Hillman
		Title:	Chief Administrative Officer; EVP, Business Affairs; General Counsel and Secretary

EXHIBIT INDEX

Current Report on Form 8-K
dated October 30, 2008

Westwood One, Inc.

Exhibit
No.	Description of Exhibit

10.1	Separation Agreement, dated as of October 30, 2008, by and between the Company and Thomas F.X. Beusse.